Exhibit 99.2

Kite Realty Group Trust

Quarterly Financial Supplement

March 31, 2005

Investor Relations Daniel R. Sink, CFO 30 S. Meridian Street Suite 1100 Indianapolis, IN 46204 317.577.5600 www.kiterealty.com

SUPPLEMENTAL INFORMATION – MARCH 31, 2005

TABLE OF CONTENTS

Corporate Profile
Contact Information
Important Notes
Corporate Structure Chart
Consolidated and Combined Balance Sheets
Consolidated and Combined Statements of Operations For the Three Months Ended March 31
Funds From Operations and Other Financial Information For the Three Months Ended March 31
Market Capitalization
Net Operating Income
Summary of Outstanding Debt
Schedule of Outstanding Debt
Joint Venture Summary
Condensed Combined Balance Sheets of Unconsolidated Properties
Condensed Combined Statements of Operations of Unconsolidated Properties For the Three Months Ended March 31
Top 10 Retail Tenants by Gross Leaseable Area
Top 20 Tenants by Annualized Base Rent
Lease Expiration Table - Combined Retail and Commercial Portfolio
Lease Expiration Table - Retail Anchor Tenants
Lease Expiration Table - Retail Shops
Lease Expiration Table - Commercial Tenants
Summary Retail Portfolio Statistics
Summary Commercial Portfolio Statistics
Development Pipeline
Geographic Diversification - Operating Portfolio
Operating Retail Properties
Operating Commercial Properties
Retail Operating Portfolio - Tenant Breakdown
2005 Acquisitions of Operating Properties

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high quality neighborhood and community shopping centers in selected growth markets in the United States. As of March 31, 2005, we owned interests in 39 operating properties totaling approximately 5.5 million square feet and interests in 10 properties under development representing 1.7 million square feet.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage the existing infrastructure and relationships to generate attractive risk adjusted returns.

Company Highlights (as of March 31, 2005)

•	Operating Retail Properties	33

•	Operating Commercial Properties	6

•	Total Properties Under Development	10

•	States	9

•	Total GLA/NRA (operating)	5,469,090

•	Owned GLA/NRA (operating)	4,274,360

•	Percentage of Owned GLA Leased - Retail	93.8%

•	Percentage of Owned NRA Leased - Commercial	97.7%

•	Total Employees	77

Stock Listing

New York Stock Exchange symbol: KRG

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN  46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:

Daniel R. Sink, Chief Financial Officer

Kite Realty Group Trust

30 South Meridian Street, Suite 1100

Indianapolis, IN  46204

(317) 577-5609

dsink@kiterealty.com

The Ruth Group

Stephanie Carrington

(646) 536-7017

Jason Rando

(646) 536-7025

Transfer Agent:

LaSalle Bank, National Association

135 South LaSalle Street

Chicago, IL  60603-3499

(312) 904-2000

Stock Specialist:

Van der Moolen Specialists USA, LLC

45 Broadway

32nd Floor

New York, NY  10006

(646) 576-2707

Analyst Coverage:

Goldman, Sachs & Co.

Mr. Carey Callaghan

(212) 902-4351

carey.callaghan@gs.com

KeyBanc Capital Markets

Mr. Richard C. Moore II, CFA

(216) 443-2815

rcmoore@keybanccm.com

Lehman Brothers

Mr. David Harris

(212) 526-1790

dharris4@lehman.com

Raymond James

Mr. Paul Puryear

(727) 567-2253

paul.puryear@raymondjames.com

Wachovia Securities

Mr. Jeffrey J. Donnelly, CFA

(617) 603-4262

jeff.donnelly@wachovia.com

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (the “Company”) and Kite Property Group (the “Predecessor”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions;

•                  the ability of tenants to pay rent;

•                  the competitive environment in which the Company operates;

•                  financing risks;

•                  property management risks;

•                  the level and volatility of interest rates;

•                  financial stability of tenants;

•                  the Company’s ability to maintain its status as a REIT for federal income tax purposes;

•                  acquisition, disposition, development and joint venture risks;

•                  potential environmental and other liabilities;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified in reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that it publicly disseminates.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operations

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to fund our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe that this presentation of NOI is helpful to investors as a measure of its operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items included in net imcome that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance.

Basis for Presentation

Kite Realty Group Trust commenced operations on August 16, 2004 upon completion of its initial public offering.  Prior to that date, the entities that owned the properties and service companies that we acquired as part of our formation transactions were under the common control of Al Kite, John Kite and Paul Kite (the “Principals”).  Certain line items in the accompanying financial information in the period beginning August 16, 2004 may not be comparable to prior periods due to acquisitions, including the purchase of minority partner and joint venture interests of the properties previously accounted for under the equity method.

CORPORATE STRUCTURE CHART

CONSOLIDATED AND COMBINED BALANCE SHEETS

	March 31, 2005	December 31, 2004
	(Unaudited)
Assets:
Investment properties, at cost:
Land	$122,420,039	$115,806,345
Land held for development	14,378,851	10,454,246
Buildings and improvements	397,951,043	365,043,023
Furniture, equipment and other	5,618,115	5,587,052
Construction in progress	65,558,365	52,485,321
	605,926,413	549,375,987
Less: accumulated depreciation	(28,667,384)	(24,133,716)
	577,259,029	525,242,271

Cash and cash equivalents	9,077,218	10,103,176
Tenant receivables, including accrued straight-line rent	8,340,657	5,763,831
Other receivables	5,871,351	7,635,276
Investments in unconsolidated entities, at equity	1,339,202	155,495
Escrow deposits	4,177,290	4,497,337
Deferred costs, net	16,474,802	15,264,271
Prepaid and other assets	1,058,476	1,093,176

Total Assets	$623,598,023	$569,754,833

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$341,684,813	$283,479,363
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	—	837,083
Accounts payable and accrued expenses	22,362,032	23,919,949
Deferred revenue	29,534,863	34,836,430
Minority interest	75,319	59,735

Total liabilities	393,657,027	343,132,560

Commitments and Contingencies

Limited Partners’ interests in operating partnership	70,668,088	68,423,213

Shareholders Equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 19,148,267 shares issued and outstanding	191,483	191,483
Additional paid in capital and other	171,583,636	166,861,507
Unearned compensation	(921,109)	(806,879)
Other comprehensive income	(165,423)	—
Accumulated deficit	(11,415,679)	(8,047,051)

Total shareholders’ equity	159,272,908	158,199,060

Total Liabilities and Shareholders’ Equity	$623,598,023	$569,754,833

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – 3 MONTHS

	The Company	The Predecessor
	For the Three Months Ended March 31,
	2005	2004
	(Unaudited)
Revenue:
Minimum rent	$12,982,991	$3,269,728
Tenant reimbursements	2,640,985	378,780
Other property related revenue	948,500	815,431
Construction and service fee revenue	3,088,976	2,234,421
Other income	12,564	108,563
Total revenue	19,674,016	6,806,923

Expenses:
Property operating	2,834,001	1,074,553
Real estate taxes	1,527,758	380,699
Cost of construction and services	2,908,384	1,608,665
General, administrative, and other	1,165,774	1,138,523
Depreciation and amortization	4,948,683	910,627
Total expenses	13,384,600	5,113,067

Operating income	6,289,416	1,693,856

Interest expense	3,724,442	1,329,982
Minority interest income	(41,019)	(15,988)
Equity in earnings (loss) of unconsolidated entities	75,795	(16,810)
Limited partners’ interests in operating partnership	(785,090)	—

Net income	$1,814,660	$331,076

Basic and diluted income per share	$0.09

Weighted average common shares outstanding - basic	19,148,267

- diluted	19,231,484

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – 3 MONTHS

	The Company	The Predecessor
	Three Months Ended March 31,
	2005	2004
Funds From Operations:

Net income	$1,814,660	$331,076
Add: Limited Partners’ interests	785,090	—
Add: depreciation and amortization of consolidated entities	4,928,387	909,742
Add: depreciation and amortization of unconsolidated entities	68,212	318,084
Deduct minority interest	(14,684)	—
Add: joint venture partners’ interests in net loss of unconsolidated entities	—	182,118
Add: joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	395,205
Funds From Operations of the Portfolio	7,581,665	2,136,225

Less: minority interest share of depreciation and amortization	—	(252,073)
Less: joint venture partners’ interests in net loss of unconsolidated entities	—	(182,118)
Less: joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	(385,205)
Less: Limited Partners’ interests	(2,289,562)	—
Funds From Operations allocable to the Company	$5,292,103	$1,306,829

Funds From Operations of the Portfolio - basic	$0.28

- diluted	$0.28

Other Financial Information:

Recurring Capital Expenditures(2)
Tenant improvements	$0
Leasing commissions	36,677
Capital improvements	7,085
Scheduled debt principal payments	618,759
Straight line rent	339,222
Market rent amortization income from acquired leases	938,029
Market debt adjustment	359,386

(1)  2004 amounts represent the minority and joint venture partners' interests acquired in connection with the Company's initial public offering and related formation transactions.

(2)  Excludes tenant improvements and leasing commissions relating to development projects and first generation space.

MARKET CAPITALIZATION

As of March 31, 2005:

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	69.3%	19,148,267
Operating Partnership (“OP”) Units	30.7%	8,495,931
Combined Common Shares and OP Units	100.0%	27,644,198

Market Price at March 31, 2005		$14.40

Total Equity Capitalization		$398,076,451	53%

Debt Capitalization:

Company Outstanding Debt		$341,684,813
Pro-rata Share of Joint Venture Debt		8,694,825
Total Debt Capitalization		350,379,638	47%

Total Market Capitalization		$748,456,089	100%

Weighted Average Outstanding Common Shares and OP Units:

	Common Shares	OP Units	Total
Outstanding Common Shares and OP Units (Basic)	19,148,267	8,495,931	27,644,198
Effect of assumed exercise of stock options	83,217	—	83,217
Outstanding Common Shares and OP Units (Diluted)	19,231,484	8,495,931	27,727,415

NET OPERATING INCOME

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	Company	Company		Predecessor
	March 31, 2005	December 31, 2004	September 30, 2004(1)	June 30, 2004	December 31, 2004(2)

Revenue:
Minimum rent	$12,982,991	$11,152,243	$7,282,422	$4,901,039	$26,605,432
Tenant reimbursements	2,640,985	1,871,803	1,300,525	748,700	4,299,806
Other property related revenue	948,500	2,014,392	233,651	317,502	3,460,759
Other income, net	12,564	13,526	52,929	73,625	141,265
	16,585,040	15,051,964	8,869,527	6,040,866	34,507,262
Expenses:
Property operating	2,834,001	2,596,286	2,220,984	1,861,677	7,865,942
Real estate taxes	1,527,758	1,230,030	972,896	847,790	3,431,415
	4,361,759	3,826,316	3,193,880	2,709,467	11,297,357

Net Operating Income - (Properties)	12,223,281	11,225,648	5,675,647	3,331,399	23,209,905

Other Income (Expense)
Construction and service fee revenue	3,088,976	7,471,746	3,073,897	1,811,005	14,591,069
Cost of construction and services	(2,908,384)	(6,938,833)	(2,879,544)	(1,240,376)	(13,192,159)
General, administrative, and other	(1,165,774)	(1,200,641)	(997,358)	(587,262)	(3,257,691)
Depreciation and amortization	(4,948,683)	(6,176,751)	(2,816,696)	(1,543,583)	(11,448,969)
	(5,933,865)	(6,844,479)	(3,619,701)	(1,560,216)	(13,307,750)

Earnings Before Interest and Taxes	6,289,416	4,381,169	2,055,946	1,771,183	9,902,155

Interest expense	3,724,442	3,186,662	2,633,621	2,139,098	9,289,364
Loan prepayment penalties and expenses	—	—	1,671,449	—	1,671,449
Minority interest (income) loss	(41,019)	(102,150)	263,280	(56,055)	89,087
Equity in earnings of unconsolidated entities	75,795	81,183	191,020	42,508	297,901
Limited partners’ interests in operating partnership	(785,090)	(352,065)	499,033	—	146,968
Net income (loss)	$1,814,660	$821,475	$(1,295,791)	$(381,462)	$(524,702)

(1) Includes information for the Predecessor for the period from July 1, 2004 through August 15, 2004 and for the Company for the period from August 16, 2004 through September 30, 2004.

(2) Includes information for the Predecessor for the period from January 1, 2004 through August 15, 2004 and for the Company for the period from August 16, 2004 through December 31, 2004.

SUMMARY OF OUTSTANDING DEBT(1)

TOTAL DEBT OUTSTANDING AS OF March 31, 2005

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$166,087	48%	6.64%	6.6
Unconsolidated	8,695	3%	6.61%	7.2
Floating Rate Debt (Hedged) (2)	50,000	14%	5.63%	2.0
Total Fixed Rate Debt	224,782	65%	6.41%	5.6
Variable Rate Debt: (3)
Construction Loans	79,205	23%	4.91%	1.4
Other Variable	92,614	27%	4.36%	2.4
Floating Rate Debt (Hedged) (2)	(50,000)	-14%	-4.33%	-2.0
Total Variable Rate Debt	121,819	35%	4.73%	1.9
Net Premiums	3,779	N/A	N/A	N/A
Total	$350,380	100%	5.82%	4.3

SCHEDULE OF MATURITIES BY YEAR AS OF March 31, 2005

	Mortgage Debt				Total Consolidated	KRG Share Of	Total Consolidated and
	Annual Maturity	Term Maturities	Secured Line of Credit	Construction Loans	Outstanding Debt	Unconsolidated Mortgage Debt	Unconsolidated Debt
2005	$1,992	$2,600	$0	$12,690	$17,282	$125	$17,407
2006	2,473	20,518	0	54,987	77,978	191	78,169
2007	2,709	0	84,150	0	86,859	204	87,063
2008	2,660	8,277	0	11,528	22,465	218	22,683
2009	2,527	27,452	0	0	29,979	2,223	32,202
2010	2,263	0	0	0	2,263	97	2,360
2011	2,041	19,655	0	0	21,696	104	21,800
2012	1,445	35,356	0	0	36,801	110	36,911
2013	1,309	4,027	0	0	5,336	5,423	10,759
2014	901	27,566	0	0	28,467	0	28,467
2015	800	0	0	0	800	0	800
2016 and beyond	3,548	4,432	0	0	7,980	0	7,980
Net Premiums	0	0	0	0	3,779	0	3,779
Total	$24,668	$149,883	$84,150	$79,205	$341,685	$8,695	$350,380

(1) Dollars in thousands.

(2) These debt obligations are hedged by interest rate swap agreements.

(3) Variable Rate Debt % net of swap transactions:

• Construction	18%
• Other Variable	17%
35%

SCHEDULE OF OUTSTANDING DEBT(1)

CONSOLIDATED DEBT AS OF MARCH 31, 2005

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of 03/31/05	Monthly Debt Service as of 03/31/05
50th & 12th	Wachovia Bank	5.67%	11/11/14	$4,680	$27
176th & Meridian	Wachovia Bank	5.67%	11/11/14	4,252	25
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,615	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,428	37
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,912	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	12,248	69
Indiana State Motor Pool	Old National	5.38%	3/24/08	4,048	0
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,846	139
Plaza at Cedar Hill	GECC	7.38%	2/1/12	27,186	194
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,637	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,902	93
Sunland Towne Centre	Nomura Asset Capital	8.85%	1/11/06	17,646	155
Thirty South	CS First Boston	6.09%	1/11/14	23,167	142
Traders Point	Huntington Real Estate Investment Company	12% (2% deferred)	9/30/06	2,625	104
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,895	77
Subtotal				$166,087	$1,176
Floating Rate Debt (Hedged):
Collateral Pool Properties(2)	KeyBank	5.65%	8/1/07	35,000	165
Cool Creek Commons(3)	LaSalle Bank	5.59%	5/1/06	15,000	72
Subtotal				$50,000	$237
TOTAL CONSOLIDATED FIXED RATE DEBT				$216,087	$1,413
TOTAL NET PREMIUMS (FAS 141)				$3,779

Variable Rate Debt: Mortgages	Lender	Interest Rate	Maturity Date		Balance as of 03/31/05
Eagle Creek Phase II (Pad 1)	Wachovia Bank	LIBOR + 250	4/21/05	(5)	850
Fishers Station(4)	National City Bank	LIBOR + 275	9/1/08		5,389
Traders Point III	Huntington Bank	PRIME	10/6/06		475
Traders Point II	Whitaker Bank	PRIME + 100	6/4/05		1,750
Subtotal					$8,464

(1) Dollars in thousands.

(2) The Company entered into a $35 million fixed rate swap agreement which is designated as a hedge against the line of credit.

(3) The Company entered into a $15 million fixed rate swap agreement which is designated as a hedge against the Cool Creek construction loan.

(4) The Company has a 25% interest in this property.

(5) Subsequent to March 31, 2005, the maturity date of this loan has been extended to October 21, 2005.

Variable Rate Debt: Construction Loans	Servicer	Interest Rate	Maturity Date	Total Commitment	Balance as of 03/31/05
82nd & Otty	KeyBank	PRIME	9/12/05	$1,792	$1,743
Circuit City Plaza	Wachovia Bank	LIBOR + 185	6/30/05	6,900	6,732
Cool Creek Commons(2)	LaSalle Bank	LIBOR + 175	4/30/06	17,025	15,067
Estero Town Commons	Wachovia Bank	LIBOR + 165	4/1/08	20,460	7,219
Geist Pavilion	The National Bank of Indianapolis and Busey Bank	LIBOR + 165	4/1/06	10,057	2,059
Red Bank Commons	Huntington Bank	LIBOR + 165	4/1/06	4,960	3,508
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000	4,309
Traders Point	Huntington Bank	LIBOR + 235	10/5/06	40,000	34,353
Weston Park	Old National	LIBOR + 215	7/9/05	4,930	4,215
Subtotal				$126,124	$79,205

Line of Credit	Lender	Interest Rate	Maturity Date	Total Available as of 03/31/05	Balance as of 03/31/05
Collateral Pool Properties: (3),(4),(5)	Wachovia Bank	LIBOR + 135	8/31/07	$107,670	$84,150
Floating Rate Debt (Hedged)
Collateral Pool Properties(4)	KeyBank	LIBOR + 135	8/31/07		(35,000)
Cool Creek Commons(2)	LaSalle Bank	LIBOR + 175	4/30/06		(15,000)
Subtotal					$(50,000)
Total Consolidated Variable Rate Debt					$121,819
TOTAL CONSOLIDATED DEBT PER FINANCIAL STATEMENT					$341,685

(1) Dollars in thousands.

(2) The Company entered into a $15 million fixed rate swap agreement which is designated as a hedge against the Cool Creek construction loan.

(3) There are currently fifteen properties encumbered under the line of credit.  The following properties are currently unencumbered and available to expand borrowings under the line: 50 S. Morton, Centre at Panola Phase II, Eagle Creek Phase II, Four Corner Square, Frisco Bridges, Greyhound Commons, Kite Spring Mill II, Martinsville Shops and Wal-Mart Plaza.

(4) The Company entered into a $35 million fixed rate swap agreement which is designated as a hedge against the line of credit.

(5) The total amount available for borrowing under the line is $107,670, of which $84,150 was outstanding at March 31, 2005.

UNCONSOLIDATED DEBT (2)	Lender	Interest Rate	Maturity Date	Balance as of 03/31/05	Monthly Debt Service as of 03/31/05
Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,298	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,232	78
TOTAL UNCONSOLIDATED DEBT				$16,530	$118
JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				(7,835)
KRG’s SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,695

TOTAL KRG CONSOLIDATED DEBT				$341,685
TOTAL KRG UNCONSOLIDATED DEBT				8,695
TOTAL KRG DEBT				$350,380

(1) Dollars in thousands.

(2) The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

JOINT VENTURE SUMMARY

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
The Centre	60%
Spring Mill Medical	50%

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(THE CENTRE AND SPRING MILL MEDICAL)

	Kite Realty Group Trust	Kite Property Group
	March 31, 2005	December 31, 2004
Assets:
Investment properties, at cost	$2,552,075	$2,552,075
Land	14,493,800	14,493,799
Buildings and improvements	17,045,875	17,045,874
Less: accumulated depreciation	(2,452,391)	(2,338,829)
	14,593,484	14,07,045

Cash and cash equivalents	738,191	601,423
Tenant receivables, including accrued straight line rent	238,785	254,883
Other receivables	—	5,661
Deferred costs, net	745,411	768,825
Prepaid and other assets	4,870	4,870

Total Assets	$16,320,741	$16,342,707
Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,528,563	$16,609,675
Accounts payable and accrued expenses	579,958	458,289
Due to affiliate	2,427	—
Total Liabilities	17,110,948	17,067,964

Accumulated equity (deficit)	(790,207)	(725,257)

Total Liabilities and Accumulated Equity (Deficit)	$16,320,741	$16,342,707

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(THE CENTRE AND SPRING MILL MEDICAL)

	Three Months Ended March 31
	2005	2004

Total Revenue	$830,219	$842,262

Expenses:
Property operating and other	233,972	200,778
Real estate taxes	55,674	122,058
Depreciation and amortization	131,814	128,522
Total expenses	421,460	451,358

Operating income	408,759	390,904

Interest expense	278,354	290,069

Net income	$130,405	$100,835

TOP 10 RETAIL TENANTS BY GROSS LEASEABLE AREA (GLA)

AS OF MARCH 31, 2005

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of March 31, 2005

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Lowe’s Home Center	5	678,997	1	128,997	4	550,000
Wal-Mart	2	328,161	1	103,161	1	225,000
L.S. Ayres	1	237,455	1	237,455	0	0
Dominick’s	2	131,613	2	131,613	0	0
Publix	3	129,357	3	129,357	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	122,000	3	122,000	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0
Winn-Dixie (1)	2	103,406	2	103,406	0	0
Total	21	2,075,936	17	1,300,936	5	775,000

(1) In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. Winn-Dixie has not advised us of its intentions with respect to their leases with us.

TOP 20 TENANTS BY ANNUALIZED BASE RENT

AS OF MARCH 31, 2005

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of March 31, 2005

Tenant	Type of Property	Number of Locations	Leased GLA/NRA	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Mid America Laboratories	Commercial	1	100,000	2.2%	$1,721,000	$17.21	3.4%
State of Indiana	Commercial	3	210,393	4.7%	1,663,733	7.91	3.3%
Eli Lilly	Commercial	1	99,542	2.2%	1,642,443	16.50	3.2%
Marsh Supermarkets	Retail	2	122,000	2.7%	1,547,847	12.69	3.0%
Dominick’s	Retail	2	131,613	2.9%	1,411,728	10.73	2.8%
Circuit City	Retail	3	98,485	2.2%	1,388,318	14.10	2.7%
Ultimate Electronics(1)	Retail	2	63,627	1.4%	1,242,732	19.53	2.4%
Dick’s Sporting Goods	Retail	2	126,672	2.8%	1,220,000	9.63	2.4%
Walgreen’s	Retail	3	39,070	0.9%	1,031,023	26.39	2.0%
Bed Bath & Beyond	Retail	3	85,895	1.9%	1,021,921	11.90	2.0%
Lowe’s Home Center	Retail	1	128,997	2.9%	1,014,000	7.86	2.0%
Publix	Retail	3	129,357	2.9%	989,361	7.65	1.9%
Kmart	Retail	1	110,875	2.5%	850,379	7.67	1.7%
UMDA	Commercial	1	32,256	0.7%	844,402	26.18	1.7%*
Winn-Dixie(1)	Retail	2	103,406	2.3%	806,266	7.80	1.6%
A & P	Retail	1	58,732	1.3%	763,516	13.00	1.5%
Kerasotes Theatres	Retail	2	43,050	1.0%	739,500	17.18	1.5%
City Securities	Commercial	1	34,949	0.8%	694,900	19.88	1.4%
Indiana University Healthcare Associates	Commercial	1	31,175	0.7%	679,077	21.78	1.3%*
Old Navy	Retail	3	70,620	1.6%	587,958	8.33	1.2%
			1,820,714	40.7%	$21,860,105	$12.01	42.8%

* Property held in joint venture. Annualized base rent reflected at 100 percent.

(1) In January 2005, Ultimate Electronics filed a petition for Chapter 11 bankruptcy to reorganize its business operations.  In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations.  Winn-Dixie has not advised us of its intentions with respect to their leases with us; however, on March 24, 2005, Ultimate Electronics filed with the United States Bankruptcy Court its intent to close the two stores for which it has leases with us.  This filing indicates that the store closings are scheduled to occur on or about June 30, 2005.

LEASE EXPIRATIONS – OPERATING PORTFOLIO

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of March 31, 2005

	Number of Expiring Leases(1)	Expiring GLA/NRA(2)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	49	129,117	3.1%	$1,537,849	3.1%	$11.91	$0
2006	64	187,532	4.4%	2,292,391	4.7%	12.22	0
2007	66	195,079	4.6%	2,575,330	5.3%	13.20	0
2008	38	297,850	7.0%	2,450,724	5.0%	8.23	0
2009	45	166,220	3.9%	2,398,535	4.9%	14.43	0
2010	38	362,377	8.6%	3,640,937	7.4%	10.05	0
2011	24	485,138	11.5%	4,081,514	8.3%	8.41	0
2012	27	239,955	5.7%	3,245,058	6.6%	13.52	85,000
2013	17	178,784	4.2%	2,515,887	5.1%	14.07	0
2014	20	276,205	6.5%	3,112,720	6.3%	11.27	427,900
Beyond	61	1,716,272	40.5%	21,225,706	43.3%	12.37	1,454,780
Total	449	4,234,529	100.0%	$49,076,652	100.0%	$11.59	$1,967,680

(1) Lease expiration table does not include option periods and 2005 expirations include month to month tenants.  Also, this column excludes ground leases.

(2) Expiring GLA excludes square footage for non-owned ground lease structures.

(3) Excludes ground lease revenue.

LEASE EXPIRATION –RETAIL ANCHOR TENANTS(1)

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of March 31, 2005

	Number of Expiring Leases(2)	Expiring GLA/NRA(3)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	2	22,351	0.5%	$120,000	0.2%	$5.37	$0
2006	3	60,034	1.4%	388,262	0.8%	6.47	0
2007	5	76,926	1.8%	609,076	1.2%	7.92	0
2008	2	210,561	5.0%	792,783	1.6%	3.77	0
2009	2	54,382	1.3%	496,818	1.0%	9.14	0
2010	11	284,666	6.7%	2,495,056	5.1%	8.76	0
2011	4	335,142	7.9%	1,365,610	2.8%	4.07	0
2012	4	120,399	2.8%	987,158	2.0%	8.20	0
2013	1	11,960	0.3%	161,460	0.3%	13.50	0
2014	5	91,602	2.2%	983,243	2.0%	10.73	0
Beyond	35	1,447,327	34.2%	15,837,692	32.3%	10.94	240,000
Total	74	2,715,350	64.1%	$24,237,158	49.4%	$8.93	$240,000

(1) Retail anchor tenants are defined as tenants which occupy 10,000 square feet or more.

(2) Lease expiration table does not include option periods; 2005 expirations include month-to-month tenants. Also, this column excludes ground leases.

(3) Expiring GLA excludes square footage for non-owned ground lease structures.

(4) Excludes ground lease revenue.

LEASE EXPIRATION – RETAIL SHOPS

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of March 31, 2005

	Number of Expiring Leases(1)	Expiring GLA/NRA(2)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	47	106,766	2.5%	$1,417,849	2.9%	$13.28	$0
2006	59	120,395	2.8%	1,790,481	3.7%	14.87	0
2007	59	114,198	2.7%	1,890,761	3.9%	16.56	0
2008	35	79,324	1.9%	1,498,004	3.1%	18.88	0
2009	43	111,838	2.6%	1,901,717	3.9%	17.00	0
2010	26	68,833	1.6%	966,101	2.0%	14.04	0
2011	17	50,454	1.2%	1,073,461	2.2%	21.28	0
2012	21	82,504	2.0%	1,667,193	3.4%	20.21	85,000
2013	12	38,470	0.9%	768,908	1.6%	19.99	0
2014	13	34,654	0.8%	741,127	1.5%	21.39	427,900
Beyond	19	64,543	1.5%	1,442,506	2.9%	22.35	1,214,780
Total	351	871,979	20.6%	$15,158,108	30.9%	$17.38	$1,727,680

(1) Lease expiration table does not include option periods; 2005 expirations include month-to-month tenants. Also, this column excludes ground leases.

(2) Expiring GLA excludes square footage for non-owned ground lease structures.

(3) Excludes ground lease revenue.

LEASE EXPIRATION – COMMERCIAL TENANTS

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of March 31, 2005

	Number of Expiring Leases(1)	Expiring GLA/NRA	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2005	0	0	0.0%	$0	0.0%	$0.00
2006	2	7,103	0.2%	113,648	0.2%	16.00
2007	2	3,955	0.1%	75,493	0.2%	19.09
2008	1	7,965	0.2%	159,938	0.3%	20.08
2009	0	0	0.0%	0	0.0%	0.00
2010	1	8,878	0.2%	179,780	0.4%	20.25
2011	3	99,542	2.4%	1,642,443	3.4%	16.50
2012	2	37,052	0.9%	590,708	1.2%	15.94
2013	4	128,354	3.0%	1,585,519	3.2%	12.35
2014	2	149,949	3.5%	1,388,350	2.8%	9.26
Beyond	7	204,402	4.8%	3,945,508	8.0%	19.30
Total	24	647,200	15.3%	$9,681,386	19.7%	$14.96

(1) Lease expiration table does not include option periods; 2005 expirations include month-to-month tenants. Also, this column excludes ground leases.

SUMMARY RETAIL PORTFOLIO STATISTICS

(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04

Company Owned GLA(1) - Operating Retail	3,611,708	3,391,900	3,078,616	1,845,631	1,624,338
Total GLA(1) - Operating Retail	4,806,438	4,566,374	4,108,090	2,853,129	2,531,457
Projected Total GLA Under Development	1,736,402	1,252,331	1,382,202	1,411,265	1,411,265
Projected Company owned GLA Under Development(2)	854,300	560,300	545,500	574,560	574,560

Number of Operating Retail Properties	33	30	27	17	14
Number of Retail Properties Under Development	10	9	10	12	12

Percentage Leased - Operating Retail	93.8%	95.3%	94.9%	92.8%	93.9%

Annualized Base Rent & Ground Lease Revenue - Retail Properties	$38,076,654	$35,187,179	$31,814,134	$24,939,090	$21,508,397

(1) “Company Owned GLA” represents gross leasable area that is owned by the Company.  “Total GLA” includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space.

(2) “Projected Company Owned GLA Under Development” represents gross leaseable area under development that is projected to be owned by the Company.  “Projected Total GLA” includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space that is existing or under construction.

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04

Company Owned Net Rentable Area (NRA)(1)	662,652	662,652	547,652	547,652	545,673
NRA under Development	—	—	115,000	115,000	115,000

Number of Operating Commercial Properties	6	6	5	5	5
Number of Commercial Properties under Development	—	—	1	1	1

Percentage Leased - Operating Commercial Properties	97.7%	97.7%	96.9%	98.8%	98.8%
Percentage Leased - Commercial Properties under Development	—	—	100%	100%	100%

Annualized Base Rent - Commercial Properties(2)	$9,681,386	$9,681,386	$8,998,898	$9,149,558	$9,149,558

(1) “Company Owned NRA” does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

(2) “Annualized Base Rent” does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

DEVELOPMENT PIPELINE

AS OF MARCH 31, 2005

	MSA	Type of Property	Opening Date(1)	Projected Owned GLA/NRA(2)	Projected Total GLA/NRA(3)	Total Estimated Project Cost(4)	Cost Incurred as of March 31, 2005(4)	Percentage of Owned GLA/NRA Pre-Leased(5)	Major Tenants and Non-owned Anchors
Florida
Eagle Creek, Phase II(6)	Naples	Retail	Jan. 05	n/a	165,000	$9,080	$8,775	n/a
Tarpon Springs Plaza	Naples	Retail	Sept. 06	95,000	286,800	21,500	7,228	0.0%	Target (non-owned)
Estero Town Commons(7)	Naples	Retail	Aug. 06	150,000	173,000	20,000	10,472	0.0%
Indiana
Traders Point	Indianapolis	Retail	Oct. 04	285,000	366,377	45,227	42,020	77.5%	Dick’s Sporting Goods, Marsh Supermarkets, Bed Bath & Beyond, Kerasotes Theatres, Michaels, Old Navy
Traders Point II	Indianapolis	Retail	Apr. 05	41,000	48,600	8,288	5,685	9.8%	(See Trader’s Point)
Greyhound Commons(6)	Indianapolis	Retail	Feb. 05	n/a	201,325	4,397	3,295	n/a	Lowe’s (non-owned)
Red Bank Commons	Evansville	Retail	Feb. 05	34,500	246,500	6,400	5,255	39.4%	Wal-Mart (non-owned; Home Depot (non-owned)
Martinsville Shops	Martinsville	Retail	Mar. 05	11,000	11,000	1,197	808	43.6%
Geist Pavilion	Indianapolis	Retail	Mar. 05	62,800	62,800	7,747	4,036	26.3%	Marsh Village Market
Illinois
Naperville Marketplace	Chicago	Retail
- Build to Suit for Sale			Sept. 05	70,000	70,000	14,800	4,010	100%	Marsh Supermarket
- Multi-Tenant Development			Mar. 06	105,000	105,000	14,850	5,352	0.0%
Total				854,300	1,736,402	153,486	96,936	38.6%

(1) Opening Date is defined as the first date a tenant is open for business or a ground lease or similar payment is made.

(2) Projected Owned GLA/NRA represents gross leasable area/net rentable area that is owned by the Company. It excludes square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants.

(3) Projected Total GLA/NRA includes Projected Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company, plus non-owned anchor space that is currently existing or under construction.

(4) Dollars in thousands.

(5) Excludes outlots and parcels owned by the Company and ground leased to tenants. Traders Point has seven such parcels, four of which were pre-leased as of March 31, 2005.

(6) All of the land at Eagle Creek Phase II and Greyhound Commons is intended to be ground leased to tenants.  We have entered into an agreement to enter into a ground lease for the entire Eagle Creek, Phase II property with a big box retailer.  The tenant is obligated to pay and is paying a portion of its rent until the ground lease is executed. Greyhound Commons consists of four outlots, two of which were ground leased as of March 31, 2005.

(7) Opening Date and Total Estimated Cost based on preliminary siteplan as of March 31, 2005.

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

AS OF MARCH 31, 2005

	Number of Operating Properties	Owned GLA/NsRA(1)	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent(2)	Percent of Annualized Base Rent	Annualized Base Rent per Leased SF
Indiana	17	1,926,252	45.1%	188	$19,799,126	42.6%	$11.41
• Retail - Mall	1	579,189	13.6%	42	2,372,867	5.1%	5.22
• Retail	10	684,411	16.0%	122	7,744,873	16.7%	12.27
• Commercial	6	662,652	15.5%	24	9,681,386	20.9%	14.96
Texas	6	830,910	19.4%	59	9,315,464	20.1%	11.31
Florida	6	684,022	16.0%	89	6,868,962	14.8%	10.21
Illinois	2	231,820	5.4%	35	2,922,636	6.3%	13.87
New Jersey	1	114,928	2.7%	16	1,734,864	3.7%	15.99
Georgia	2	142,707	3.3%	28	1,601,981	3.5%	11.32
Washington	3	102,146	2.4%	25	1,709,405	3.7%	17.09
Ohio	1	231,730	5.4%	6	2,209,767	4.8%	9.54
Oregon	1	9,845	0.2%	7	273,156	0.6%	27.75
Total	39	4,274,360	100.0%	453	$46,435,360	100.0%	$11.51

(1) Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 15 parcels or outlots owned by the Company and ground leased to tenants, which contain non-owned structures totaling approximately 74,703 square feet. It also excludes the square footage of Union Station parking Garage.

(2) Annualized Base Rent Revenue excludes $1,322,680 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2005 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on properties classified as development properties.

OPERATING RETAIL PROPERTIES – TABLE I

AS OF MARCH 31, 2005

Property(1) (2)	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA(3)	Owned GLA(3)		Percentage of Owned GLA Leased(4)

International Speedway Square(5)	FL	Daytona	1999	1999	Developed	233,901	220,901		100.0%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497		97.5%
Wal-Mart Plaza(6)	FL	Gainesville	1970	2004	Acquired	177,826	177,826		100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948		100.0%
Shops at Eagle Creek	FL	Naples	1998	2003	Acquired	75,944	75,944		93.6%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	435,906	45,906		91.5%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079		100.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628		98.3%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,274	132,725		88.4%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,095	99,095		94.2%
Glendale Mall(5)	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189		78.5%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,182	120,653		86.3%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	214,696	112,696		90.3%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,374	82,374		92.7%
Fishers Station(7)	IN	Indianapolis	1989	2004	Acquired	114,457	114,457		84.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997		100.0%
The Centre(8)	IN	Indianapolis	1986	1986	Developed	80,689	80,689		100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545		100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	149,809		*	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200		*	*
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000		100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	114,928	114,928		94.4%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	231,730	231,730		100.0%
82nd & Otty(9)	OR	Portland	2004	2004	Developed	154,845	9,845		100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,783	299,783		100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,571	307,595		98.9%
Galleria Plaza(10)	TX	Dallas	2002	2004	Acquired	44,306	44,306		100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262		100.0%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564		85.6%
Burlington Coat(11)	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400		100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500		100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560		100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,086	73,086		97.1%
Total						4,806,438	3,611,708		93.8%

(1) All properties are wholly-owned, except as indicated.

(2) Unless otherwise noted, each property is owned in fee by the Company.

(3) Owned GLA represents gross leasable area at the property that is owned by us. Total GLA includes Owned GLA, plus square footage attributable to non-owned anchor space.

(4) Percentage of Owned GLA Leased (includes square footage of non-owned structures on outlots that we ground lease to tenants).

(5) A third party manages this property.

(6) We acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, we receive 85% of the cash flow from the property, which percentage may decrease under certain circumstances.

(7) This property is divided into two parcels: a grocery store and small shops. We acquired a 25% interest in the small shops on July 23, 2004 in a joint venture and a 100% interest in the grocery store on November 24, 2004. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

(8) We own a 60% interest in this property through a joint venture with the third party that manages the property.

(9) We do not own the land at this property. We have leased the land pursuant to two ground leases that expire in 2017. We have six five-year options to renew this lease.

(10) We do not own the land at this property. We lease the land pursuant to a ground lease that expires in 2027. We have five five-year renewal options.

(11) We do not own the land at this property. We have leased the land pursuant to a ground lease that expires in 2012. We have six five-year renewal options and a right of first refusal to purchase the land.

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

OPERATING RETAIL PROPERTIES – TABLE II

AS OF MARCH 31, 2005

Property	State	MSA	AnnualizedBase Rent Revenue		Annualized Ground Lease Revenue	Annualized Total Retail Revenue(6)	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA(1)		Major Tenants and Non-Owned Anchors(2)

RETAIL OPERATING PROPERTIES
International Speedway Square	FL	Daytona	$2,454,826		$232,900	$2,687,726	7.1%	$11.11		SteinMart, Bed Bath, Circuit City
King’s Lake Square(3)	FL	Naples	1,024,016		0	1,024,016	2.7%	12.29		Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	904,319		0	904,319	2.4%	5.09		Wal-Mart, Books A Million, Save A Lot
Waterford Lakes(3)	FL	Orlando	894,851		0	894,851	2.4%	11.48		Winn-Dixie(4)
Shops at Eagle Creek(3)	FL	Naples	773,746		0	773,746	2.0%	10.89		Winn-Dixie(4)
Circuit City Plaza	FL	Ft. Lauderdale	817,204		0	817,204	2.2%	19.46		Circuit City, Wal-Mart (non-owned)
Centre at Panola	GA	Atlanta	824,940		0	824,940	2.2%	11.29		Publix
Publix at Acworth(3)	GA	Atlanta	777,041		0	777,041	2.0%	11.36		Publix, CVS
Silver Glen Crossing(3)	IL	Chicago	1,628,824		85,000	1,713,824	4.5%	13.89		Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	1,293,812		0	1,293,812	3.4%	13.85		Dominick’s
Glendale Mall(3)	IN	Indianapolis	2,372,867		140,000	2,512,867	6.6%	5.22		L.S. Ayres, Kerasotes Theatre, Lowe’s (non-owned)
Cool Creek Commons	IN	Indianapolis	1,518,139		155,500	1,673,639	4.4%	14.58		Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	1,274,005		75,000	1,349,005	3.5%	12.52		TJ Maxx, Petco, Shoe Carnival, Kohl’s (non-owned)
Hamilton Crossing(3)	IN	Indianapolis	1,192,179		71,500	1,263,679	3.3%	15.61		Office Depot
Fishers Station(5)	IN	Indianapolis	1,125,219		0	1,125,219	3.0%	11.65		Marsh Supermarket
Whitehall Pike	IN	Bloomington	1,014,000		0	1,014,000	2.7%	7.86		Lowe’s
The Centre	IN	Indianapolis	1,008,353		0	1,008,353	2.7%	12.50		Osco
The Corner Shops	IN	Indianapolis	480,978		0	480,978	1.3%	11.31		Hancock Fabrics
Stoney Creek Commons(3)	IN	Indianapolis		*	155,000	155,000	0.4%		*	Lowe’s (non-owned)
Weston Park Phase I	IN	Indianapolis		*	190,000	190,000	0.5%		*
50 South Morton	IN	Indianapolis	132,000		0	132,000	0.4%	66.00
Ridge Plaza	NJ	Oak Ridge	1,734,864		0	1,734,864	4.6%	15.99		A&P, CVS
Eastgate Pavilion(3)	OH	Cincinnati	2,209,767		0	2,209,767	5.8%	9.54		Dick’s Sporting Goods, Value City Furniture, Best Buy
82nd & Otty	OR	Portland	273,156		122,500	395,656	1.0%	27.75
Plaza at Cedar Hill	TX	Dallas	3,496,760		0	3,496,760	9.2%	11.66		Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	2,945,494		95,280	3,040,774	8.0%	9.68		Kmart, Circuit City, Roomstore
Galleria Plaza(3)	TX	Dallas	1,193,750		0	1,193,750	3.1%	26.94		Ultimate Electronics(4)
Cedar Hill Village(3)	TX	Dallas	643,508		0	643,508	1.7%	14.54		Ultimate Electronics(4), JC Penney (non-owned)
Preston Commons	TX	Dallas	552,652		0	552,652	1.5%	23.42		Lowe’s (non-owned)
Burlington Coat(3)	TX	San Antonio	483,300		0	483,300	1.3%	4.50		Burlington Coat Factory
50th & 12th	WA	Seattle	475,000		0	475,000	1.3%	32.76		Walgreens
176th & Meridian	WA	Seattle	433,000		0	433,000	1.1%	29.74		Walgreens
Four Corner Square	WA	Seattle	801,405		0	801,405	2.1%	11.29		Johnson Hardware Store
Total			$36,753,974		$1,322,680	$38,076,654	100.0%	$10.85

(1) Owned GLA represents gross leasable area at the property that is owned by us.

(2) Represents the three largest tenants that occupy at least 10,000  square feet of GLA at the property, including non-owned anchors.

(3) This property is encumbered under the Company’s line of credit.

(4) In January 2005, Ultimate Electronics filed a petition for Chapter 1 bankruptcy to reorganize its business operations. In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. Winn-Dixie has not advised us of its intentions with respect to their leases with us; however, on March 24, 2005, Ultimate Electronics filed with the United States Bankruptcy court its intent to close the two stores for which it has leases with us. This filing indicates that the store closings are scheduled to occur on or about June 30, 2005.

(5) This property is divided into two parcels: a grocery store and small shops. We acquired a 25% interest in the small shops on July 23, 2004 and a 100% interest in the grocery store on November 24, 2004.

(6) This table does not include annualized base rent from development property tenants open for business as of March 31, 2005.

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

OPERATING COMMERCIAL PROPERTIES

AS OF DECEMBER 31, 2004

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South	Indianapolis	1905/2002	Redeveloped	298,346	94.8%	$4,930,221	50.9%	$17.43	Eli Lilly, City Securities, Kite Realty Group
Mid America Clinical Labs	Indianapolis	1995/2002	Redeveloped	100,000	100.0%	1,721,000	17.8%	17.21	Mid-America Clinical Laboratories
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	8.4%	9.47	Indiana Department of Administration
Spring Mill Medical	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,523,479	15.7%	24.02	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage(1)	Indianapolis	1986	Acquired	N/A	N/A	N/A			Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	7.2%	6.03	Indiana Dept. of Administration
Total				662,652	97.7%	$9,681,386	100.0%	$14.96

(1) 2005 annualized rent for Union Station Parking Garage is approximately $500,000.

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN

AS OF MARCH 31, 2005

	Owned Gross Leasable Area				Occupancy			Annualized Base Rent(1)				Annualized Base Rent per Occupied Square Foot
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total
International Speedway Square	FL	200,401	20,500	220,901	100.0%	100.0%	100.0%	$2,074,376	$380,450	$232,900	$2,687,726	$10.35	$18.56	$11.11
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	94.0%	97.5%	361,793	662,223	—	1,024,016	7.26	19.75	12.29
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%	531,795	372,524	—	904,319	3.84	9.43	5.09
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%	408,452	486,399	—	894,851	7.90	18.53	11.48
Shops at Eagle Creek	FL	51,703	24,241	75,944	100.0%	79.8%	93.6%	397,814	375,932	—	773,746	7.69	19.43	10.89
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	594,252	222,952	—	817,204	18.00	24.84	19.46
Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,388	411,552	—	824,940	8.00	19.23	11.29
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	96.2%	98.3%	337,203	439,838	—	777,041	8.90	14.40	11.36
Silver Glen Crossing	IL	78,675	54,050	132,725	100.0%	71.4%	88.4%	812,916	815,907	85,000	1,713,824	10.33	21.13	13.89
Fox Lake Crossing	IL	65,977	33,118	99,095	100.0%	82.8%	94.3%	742,241	551,571	—	1,293,812	11.25	20.12	13.85
Glendale Mall	IN	437,702	141,487	579,189	85.8%	56.0%	78.5%	1,321,255	1,051,612	140,000	2,512,867	3.52	13.28	5.22
Cool Creek Commons	IN	53,600	67,053	120,653	100.0%	75.3%	86.3%	419,600	1,098,539	155,500	1,673,639	7.83	21.75	14.58
Boulevard Crossing	IN	74,440	38,256	112,696	100.0%	71.4%	90.3%	827,460	446,545	75,000	1,349,005	11.12	16.34	12.52
Hamilton Crossing	IN	30,722	51,652	82,374	100.0%	88.4%	92.7%	345,623	846,556	71,500	1,263,679	11.25	18.55	15.61
Fishers Station	IN	57,000	57,457	114,457	100.0%	68.9%	84.4%	557,000	568,219	—	1,125,219	9.77	14.36	11.65
Whitehall Pike	IN	128,997	—	128,997	100.0%	—	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
The Centre	IN	18,720	61,969	80,689	100.0%	100.0%	100.0%	170,352	838,001	—	1,008,353	9.10	13.52	12.50
The Corner	IN	12,200	30,345	42,545	100.0%	100.0%	100.0%	65,636	415,342	—	480,978	5.38	13.69	11.31
Stoney Creek Commons	IN	—	—	—	—	—	—	—	—	155,000	155,000	—	—	—
Weston Park Phase I	IN	—	—	—	—	—	—	—	—	190,000	190,000	—	—	—
50 South Morton	IN	—	2,000	2,000	—	100.0%	100.0%	—	132,000	—	132,000	—	66.00	66.00
Ridge Plaza	NJ	69,612	45,316	114,928	100.0%	85.9%	94.4%	986,556	748,308	—	1,734,864	14.17	19.24	15.99
Eastgate Pavilion	OH	231,730	—	231,730	100.0%	—	100.0%	2,209,767	—	—	2,209,767	9.54	—	9.54
82nd & Otty	OR	—	9,845	9,845	—	100.0%	100.0%	—	273,156	122,500	395,656	—	27.75	27.75
Plaza at Cedar Hill	TX	227,106	72,677	299,783	100.0%	100.0%	100.0%	2,157,576	1,339,184	—	3,496,760	9.50	18.43	11.66
Sunland Towne Centre	TX	277,220	30,375	307,595	100.0%	89.2%	98.9%	2,493,802	451,692	95,280	3,040,774	9.00	16.66	9.68
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	839,844	353,906	—	1,193,750	26.75	27.41	26.94
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	100.0%	100.0%	402,888	240,620	—	643,508	12.50	20.00	14.54
Preston Commons	TX	—	27,564	27,564	—	85.6%	85.6%	—	552,652	—	552,652	—	23.42	23.42
Burlington Coat	TX	107,400	—	107,400	100.0%	—	100.0%	483,300	—	—	483,300	4.50	—	4.50
50th & 12th	WA	14,500	—	14,500	100.0%	—	100.0%	475,000	—	—	475,000	32.76	—	32.76
176th & Meridian	WA	14,560	—	14,560	100.0%	—	100.0%	433,000	—	—	433,000	29.74	—	29.74
Four Corner Square	WA	20,512	52,574	73,086	100.0%	96.0%	97.1%	126,672	674,733	—	801,405	6.18	13.37	11.29
Total		2,598,811	1,012,897	3,611,708	97.6%	83.9%	93.8%	$22,003,561	$14,750,413	$1,322,680	$38,076,654	$8.67	$17.35	$10.85

(1) This table does not include annualized base rent from development property tenants open for business as of March 31, 2005.

2005 ACQUISITIONS OF OPERATING PROPERTIES

Name of Operating Property	MSA	Date Acquired	Purchase Price		Assumed Debt	Total GLA	Owned GLA	Major Tenants and Non-Owned Anchors

Fox Lake Crossing	Chicago, Illinois	02/07/05	15,300,000	(1)	12,300,000	99,095	99,095	Dominick’s

(1) Excludes tax-increment financing (TIF) receivable of $1.5 million.